SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 18, 2004

                        Price Communications Corporation
               (Exact Name of Registrant as Specified in Charter)


          New York                      1-8309                   13-2991700
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                              45 Rockefeller Plaza
                            New York, New York 10020
                     (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 757-5600



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibit 99.1-- Press Release, dated March 18, 2004. See Item 12 below.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 18, 2004, Price Communications Corporation announced its earnings for the quarter and year ended December 31, 2003. Attached hereto and incorporated by reference as Exhibit 99.1 is the Press Release announcing such results. Because of a reclassification adjustment that was made after the date of the Press Release, the figures for "Income from partnership" should have been $8,516 and $32,837 for the three months and 12 months ended December 31, 2003, respectively. All other numbers in the press release remain unchanged.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 19, 2004

                                    PRICE COMMUNICATIONS CORPORATION



                                    By: /s/Kim Pressman
                                        --------------------------------------
                                        Kim Pressman
                                        Executive Vice President and Chief
                                        Financial Officer